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                                                                      EXHIBIT 21

                  JACOR COMMUNICATIONS, INC. AND SUBSIDIARIES

    Jacor Communications Company is a wholly-owned subsidiary of Jacor Communications, Inc. The following is a list of the subsidiaries of Jacor Communications Company:

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
                                                                                          STATE OF     PERCENTAGE OF
                       NAME OF COMPANY OWNERSHIP                         RELATIONSHIP  INCORPORATION      EQUITY
- -----------------------------------------------------------------------  ------------  --------------  -------------
BROADCAST FINANCE, INC.................................................    Subsidiary            Ohio          100%
CINE FILMS, INC........................................................    Subsidiary      California          100%
CINE GUARANTORS, INC...................................................    Subsidiary      California          100%
CINE GUARANTORS II, INC................................................    Subsidiary      California          100%
CINE GUARANTORS II, LTD................................................    Subsidiary          Canada          100%
CINE MOBILE SYSTEMS INT'L. N.V.........................................    Subsidiary         Antille          100%
CINE MOVIL S.A. DE C.V.................................................    Subsidiary          Mexico          100%
CITICASTERS CO.........................................................    Subsidiary            Ohio          100%
F.M.I. PENNSYLVANIA, INC...............................................    Subsidiary    Pennsylvania          100%
GACC-N26LB, INC........................................................    Subsidiary        Delaware          100%
GACC-340, INC..........................................................    Subsidiary        Delaware          100%
GEORGIA NETWORK EQUIPMENT, INC.........................................    Subsidiary         Georgia          100%
GREAT AMERICAN MERCHANDISING GROUP, INC................................    Subsidiary        New York          100%
GREAT AMERICAN TELEVISION PRODUCTIONS, INC.............................    Subsidiary      California          100%
INMOBILIARIA RADIAL, S.A. de C.V.......................................    Subsidiary          Mexico          100%
JACOR BROADCASTING CORPORATION.........................................    Subsidiary            Ohio          100%
JACOR BROADCASTING OF ATLANTA, INC.....................................    Subsidiary         Georgia          100%
JACOR BROADCASTING OF CHARLESTON, INC..................................    Subsidiary        Delaware          100%
JACOR BROADCASTING OF COLORADO, INC....................................    Subsidiary        Colorado          100%
JACOR BROADCASTING OF DENVER, INC......................................    Subsidiary      California          100%
JACOR BROADCASTING OF FLORIDA, INC.....................................    Subsidiary         Florida          100%
JACOR BROADCASTING OF KANSAS CITY, INC.................................    Subsidiary        Delaware          100%
JACOR BROADCASTING OF LAS VEGAS, INC...................................    Subsidiary        Delaware          100%
JACOR BROADCASTING OF LAS VEGAS II, INC................................    Subsidiary        Delaware          100%
JACOR BROADCASTING OF LOUISVILLE, INC..................................    Subsidiary        Delaware          100%
JACOR BROADCASTING OF LOUISVILLE II, INC...............................    Subsidiary        Delaware          100%
JACOR BROADCASTING OF SALT LAKE CITY, INC.                                 Subsidiary        Delaware          100%
JACOR BROADCASTING OF SALT LAKE CITY II, INC...........................    Subsidiary        Delaware          100%
JACOR BROADCASTING OF SAN DIEGO, INC...................................    Subsidiary        Delaware          100%
JACOR BROADCASTING OF SARASOTA, INC....................................    Subsidiary         Florida          100%
JACOR BROADCASTING OF ST. LOUIS, INC...................................    Subsidiary        Delaware          100%
JACOR BROADCASTING OF TAMPA BAY, INC...................................    Subsidiary         Florida          100%
JACOR BROADCASTING OF TOLEDO, INC......................................    Subsidiary      California          100%
JACOR CABLE, INC.......................................................    Subsidiary        Kentucky          100%
JACOR LICENSEE OF CHARLESTON, INC......................................    Subsidiary        Delaware          100%
JACOR LICENSEE OF KANSAS CITY, INC.....................................    Subsidiary        Delaware          100%
JACOR LICENSEE OF LAS VEGAS, INC.......................................    Subsidiary        Delaware          100%
JACOR LICENSEE OF LAS VEGAS II, INC....................................    Subsidiary        Delaware          100%
JACOR LICENSEE OF LOUISVILLE, INC......................................    Subsidiary        Delaware          100%
JACOR LICENSEE OF LOUISVILLE II, INC...................................    Subsidiary        Delaware          100%
JACOR LICENSEE OF SALT LAKE CITY, INC..................................    Subsidiary        Delaware          100%
JACOR LICENSEE OF SALT LAKE CITY II, INC...............................    Subsidiary        Delaware          100%
JACOR/PREMIERE HOLDING, INC............................................    Subsidiary        Delaware          100%
JBSL, INC..............................................................    Subsidiary        Missouri          100%
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
                                                                                          STATE OF     PERCENTAGE OF
                       NAME OF COMPANY OWNERSHIP                         RELATIONSHIP  INCORPORATION      EQUITY
- -----------------------------------------------------------------------  ------------  --------------  -------------
LOCATION PRODUCTIONS, INC..............................................    Subsidiary      California          100%
LOCATION PRODUCTIONS II, INC...........................................    Subsidiary      California          100%
NOBLE BROADCAST CENTER, INC............................................    Subsidiary      California          100%
NOBLE BROADCAST GROUP, INC.............................................    Subsidiary        Delaware          100%
NOBLE BROADCAST HOLDINGS, INC.                                             Subsidiary        Delaware          100%
NOBLE BROADCAST LICENSES, INC..........................................    Subsidiary      California          100%
NOBLE BROADCAST OF SAN DIEGO, INC......................................    Subsidiary      California          100%
NOBRO, S.C.............................................................    Subsidiary          Mexico          100%
NOVA MARKETING GROUP, INC..............................................    Subsidiary      California          100%
NSN NETWORK SERVICES, LTD..............................................    Subsidiary        Delaware          100%
PREMIERE RADIO NETWORKS, INC...........................................    Subsidiary        Delaware          100%
RADIO-ACTIVE MEDIA, INC................................................    Subsidiary        Delaware          100%
SPORTS RADIO BROADCASTING, INC.........................................    Subsidiary      California          100%
SPORTS RADIO, INC......................................................    Subsidiary      California          100%
TAFT-TCI SATELLITE SERVICES, INC.......................................    Subsidiary        Colorado          100%
THE SY FISCHER COMPANY AGENCY, INC.....................................    Subsidiary      California          100%
VTTV PRODUCTIONS.......................................................    Subsidiary      California          100%
WHOK, INC..............................................................    Subsidiary            Ohio          100%
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